Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.1837%



        Excess Protection Level
          3 Month Average  5.99%
          June, 1999  5.19%
          May, 1999  7.64%
          April, 1999  5.14%


        Cash Yield                                  17.44%


        Investor Charge Offs                        5.06%


        Base Rate                                   7.18%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,888,448,838.93